ING Life Insurance and Annuity Company

and its

Variable Annuity Account I

Retirement Master

Supplement dated March 3, 2006 to your current variable annuity Contract Prospectus,

Contract Prospectus Summary and Statement of Additional Information

This supplement updates certain information contained in your current variable annuity Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI). Please read it carefully and keep it with your variable annuity Contract Prospectus, Contract Prospectus Summary and SAI.

NOTICE OF FUND SUBSTITUTIONS

ING Life Insurance and Annuity Company (the “Company”) and Variable Annuity Account I (the “Separate Account”) have filed an application with the Securities and Exchange Commission to permit certain funds in which the subaccounts of the Separate Account invest (the “Replaced Funds”) to be replaced with certain other funds (the “Substitute Funds”).

Reasons for the Substitution. The principal purposes of the substitutions are as follows:

•

Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company’s products.

•

Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company’s products makes those products more costly to administer. The Company believes that making available affiliated funds managed by expert third party asset managers will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

•

Due Diligence. The substitutions will allow the Company to respond to concerns that it has identified in its due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance and well-publicized investigations, claims and regulatory actions and the corresponding negative publicity.

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The following funds are involved in the substitutions:

Replaced Funds	Substitute Funds
Fidelity® VIP Growth Portfolio (Initial Class)	ING FMRSM Earnings Growth Portfolio (Class I)
AIM V.I. Capital Appreciation Fund (Series I)
AIM V.I. Growth Fund (Series I)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	ING FMRSM Equity Income Portfolio (Class I)
Lord Abbett Series Fund - Growth and Income Portfolio (Class VC)	ING Lord Abbett Affiliated Portfolio (Class I)
Pioneer Equity Income VCT Portfolio (Class I)	ING Pioneer Equity Income Portfolio (Class I)
Pioneer Fund VCT Portfolio (Class I)	ING Pioneer Fund Portfolio (Class I)
Pioneer High Yield VCT Portfolio (Class I)	ING Pioneer High Yield Portfolio (Class I)
Pioneer Mid Cap Value VCT Portfolio (Class I)	ING Pioneer Mid Cap Value Portfolio (Class I)
AIM V.I. Core Equity Fund (Series I)	ING UBS U.S. Large Cap Equity Portfolio (Class I)
AIM V.I. Premier Equity Fund (Series I)
Evergreen Special Values Fund (Class A)	ING Wells Fargo Small Cap Disciplined Portfolio (Class S)

Important Information about the Proposed Substitutions.

•

Prior to the effective date of the substitutions you will receive another supplement which will indicate the effective date of the substitutions, provide you with further details about each Substitute Fund and reiterate your rights related to the substitutions. You will also receive a prospectus or one-page summary for each of the Substitute Funds.

•

Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

•

On the effective date of the substitutions, all amounts you have allocated to a subaccount which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

•

You will not incur any fees or charges or any tax liability because of the substitutions, and your account value immediately before the substitutions will equal your account value immediately after the substitutions.

•	The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund.
•	The investment objective and policies of each Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund.

Fund Closing:

Effective March 6, 2006, the Oppenheimer Developing Markets Fund is only available to those plans that were offering the fund prior to March 6, 2006.

Securities offered through ING Financial Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement.

X.130822-06A C06-0301-013R 3/06	Page 2 of 2	March 2006